                                                                   EXHIBIT 20.11


                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B


                         MONTHLY SERVICER'S CERTIFICATE




         Accounting Date:                                  February 28, 1999
                                                     ------------------------
         Determination Date:                                   March 5, 1999
                                                     ------------------------
         Distribution Date:                                   March 15, 1999
                                                     ------------------------
         Monthly Period Ending:                            February 28, 1999
                                                     ------------------------


         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1997, among Arcadia Automobile Receivables Trust, 1997-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


     I.       Collection Account Summary

              Available Funds:
                           Payments Received                                                  $16,532,006.19
                           Liquidation Proceeds (excluding Purchase Amounts)                   $2,262,004.81
                           Current Monthly Advances                                               207,904.55
                           Amount of withdrawal, if any, from the Spread Account                       $0.00
                           Monthly Advance Recoveries                                            (280,287.22)
                           Purchase Amounts-Warranty and Administrative Receivables                    $0.00
                           Purchase Amounts - Liquidated Receivables                                   $0.00
                           Income from investment of funds in Trust Accounts                      $54,348.53
                                                                                          -------------------
              Total Available Funds                                                                               $18,775,976.86
                                                                                                                =================

              Amounts Payable on Distribution Date:
                           Reimbursement of Monthly Advances                                           $0.00
                           Backup Servicer Fee                                                         $0.00
                           Basic Servicing Fee                                                   $358,798.95
                           Trustee and other fees                                                      $0.00
                           Class A-1  Interest Distributable Amount                                    $0.00
                           Class A-2  Interest Distributable Amount                                    $0.00
                           Class A-3  Interest Distributable Amount                              $617,183.37
                           Class A-4  Interest Distributable Amount                              $812,500.00
                           Class A-5  Interest Distributable Amount                              $910,083.33
                           Noteholders' Principal Distributable Amount                        $15,256,486.05
                           Amounts owing and not paid to Security Insurer under
                             Insurance Agreement                                                       $0.00
                           Supplemental Servicing Fees (not otherwise paid to Servicer)                $0.00
                           Spread Account Deposit                                                $820,925.15
                                                                                          -------------------
              Total Amounts Payable on Distribution Date                                                          $18,775,976.86
                                                                                                                =================


                                 Page 1 (1997-B)

     II.      Available Funds

              Collected Funds (see V)
                         Payments Received                                                    $16,532,006.19
                         Liquidation Proceeds (excluding  Purchase Amounts)                    $2,262,004.81      $18,794,011.00
                                                                                          -------------------

              Purchase Amounts                                                                                             $0.00
              Monthly Advances
                         Monthly Advances - current Monthly Period (net)                         ($72,382.67)
                         Monthly Advances - Outstanding Monthly Advances not
                          otherwise reimbursed to the Servicer                                         $0.00         ($72,382.67)
                                                                                          -------------------

              Income from investment of funds in Trust Accounts                                                       $54,348.53
                                                                                                                -----------------

              Available Funds                                                                                     $18,775,976.86
                                                                                                                =================

    III.      Amounts Payable on Distribution Date

              (i)(a)     Taxes due and unpaid with respect to the Trust
                         (not otherwise paid by OFL or the Servicer)                                                       $0.00

              (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                         to Servicer and to be reimbursed on the Distribution Date)                                        $0.00

              (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                   $0.00

              (ii)       Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                           Owner Trustee                                                               $0.00
                           Administrator                                                               $0.00
                           Indenture Trustee                                                           $0.00
                           Indenture Collateral Agent                                                  $0.00
                           Lockbox Bank                                                                $0.00
                           Custodian                                                                   $0.00
                           Backup Servicer                                                             $0.00
                           Collateral Agent                                                            $0.00               $0.00
                                                                                          -------------------

              (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                        $358,798.95

              (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                      $0.00

              (iii)(c)   Servicer reimbursements for mistaken deposits or postings of checks
                         returned for insufficient funds (not otherwise reimbursed to Servicer)                            $0.00

              (iv)       Class A-1  Interest Distributable Amount                                                          $0.00
                         Class A-2  Interest Distributable Amount                                                          $0.00
                         Class A-3  Interest Distributable Amount                                                    $617,183.37
                         Class A-4  Interest Distributable Amount                                                    $812,500.00
                         Class A-5  Interest Distributable Amount                                                    $910,083.33

              (v)        Noteholders' Principal Distributable Amount
                            Payable to Class A-1 Noteholders                                                               $0.00
                            Payable to Class A-2 Noteholders                                                      $15,256,486.05
                            Payable to Class A-3 Noteholders                                                               $0.00
                            Payable to Class A-4 Noteholders                                                               $0.00
                            Payable to Class A-5 Noteholders                                                               $0.00

              (vii)      Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds inn the Class A-1
                         Holdback Subaccount (applies only on the Class A-1 Final Scheduled                                $0.00
                         Distribution Date)

              (ix)       Amounts owing and not paid to Security Insurer under Insurance Agreement                          $0.00
                                                                                                                -----------------

                         Total amounts payable on Distribution Date                                               $17,955,051.71
                                                                                                                =================


                                 Page 2 (1997-B)

     IV.      Calculation of Credit Enhancement Fee ("Spread Account Deposit");
              withdrawal from Reserve Account; Deficiency Claim Amount;
              Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

              Spread Account deposit:

                           Amount of excess, if any, of Available Funds
                              over total amounts payable (or amount of such
                              excess up to the Spread Account Maximum Amount)                                         $820,925.15

              Reserve Account Withdrawal on any Determination Date:

                           Amount of excess, if any, of total amounts payable over Available
                              Funds (excluding amounts payable under item (vii) of Section III)                            $0.00

                           Amount available for withdrawal from the Reserve Account (excluding the
                           Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                           (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account  in respect of transfers
                           of Subsequent Receivables)                                                                       $0.00


                           (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                           Amount of withdrawal, if any, from the Reserve Account                                           $0.00

              Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                           Amount by which (a) the remaining principal balance of the Class A-1 Notes
                           exceeds (b) Available Funds after payment of amounts set forth in item (v)                       $0.00
                           of Section III

                           Amount available in the Class A-1 Holdback Subaccount                                            $0.00

                           (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                           of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                           Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                           Subaccount, and deposited in the Note Distribution Account for payment to the
                           Class A-1 Noteholders)

                           Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                             $0.00

              Deficiency Claim Amount:

                           Amount of excess, if any, of total amounts payable over funds available for withdrawal
                           from Reserve Amount, the Class A-1 Holdback Subaccount and Available Funds                       $0.00

                           (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of
                           Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

              Pre-Funding Account Shortfall:

                           Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
                           Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
                           and the Class A-5 Prepayment Amount, over (b) the amount on deposit in the
                           Pre-Funding Account                                                                              $0.00

              Class A-1 Maturity Shortfall:

                           Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
                           the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
                           pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                 $0.00

              (In the event a Deficiency Claim Amount, Pre-Funding Account
              Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity
              Shortfall.)

                               Page 3 (1997-B)

  V.    Collected Funds

        Payments Received:
                        Supplemental Servicing Fees                                                       $0.00
                        Amount allocable to interest                                               5,217,216.96
                        Amount allocable to principal                                             11,314,789.23
                        Amount allocable to Insurance Add-On Amounts                                      $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed to the
                          Servicer prior to deposit in the Collection Account)                            $0.00
                                                                                                ----------------

        Total Payments Received                                                                                      $16,532,006.19

        Liquidation Proceeds:
                        Gross amount realized with respect to Liquidated Receivables               2,275,716.33

                        Less: (i) reasonable expenses incurred by Servicer
                          in connection with the collection of such Liquidated
                          Receivables and the repossession and disposition
                          of the related Financed Vehicles and (ii) amounts
                          required to be refunded to Obligors on such Liquidated Receivables         (13,711.52)
                                                                                                ----------------

        Net Liquidation Proceeds                                                                                      $2,262,004.81

        Allocation of Liquidation Proceeds:
                        Supplemental Servicing Fees                                                       $0.00
                        Amount allocable to interest                                                      $0.00
                        Amount allocable to principal                                                     $0.00
                        Amount allocable to Insurance Add-On Amounts                                      $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed to the
                          Servicer prior to deposit in the Collection Account)                            $0.00               $0.00
                                                                                                ----------------   -----------------

        Total Collected Funds                                                                                        $18,794,011.00
                                                                                                                   =================

  VI.   Purchase Amounts Deposited in Collection Account

        Purchase Amounts - Warranty Receivables                                                                               $0.00
                        Amount allocable to interest                                                      $0.00
                        Amount allocable to principal                                                     $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed to the
                          Servicer prior to deposit in the Collection Account)                            $0.00

        Purchase Amounts - Administrative Receivables                                                                         $0.00
                        Amount allocable to interest                                                      $0.00
                        Amount allocable to principal                                                     $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed to the
                          Servicer prior to deposit in the Collection Account)                            $0.00
                                                                                                ----------------

        Total Purchase Amounts                                                                                                $0.00
                                                                                                                   =================

 VII.   Reimbursement of Outstanding Monthly Advances

        Outstanding Monthly Advances                                                                                    $612,536.00

        Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                          Payments received from Obligors                                          ($280,287.22)
                          Liquidation Proceeds                                                            $0.00
                          Purchase Amounts - Warranty Receivables                                         $0.00
                          Purchase Amounts - Administrative Receivables                                   $0.00
                                                                                                ----------------

        Outstanding Monthly Advances to be netted against Monthly
          Advances for the current Monthly Period                                                                      ($280,287.22)

        Outstanding Monthly Advances to be reimbursed out of
          Available Funds on the Distribution Date                                                                     ($280,287.22)

        Remaining Outstanding Monthly Advances                                                                          $332,248.78

        Monthly Advances - current Monthly Period                                                                       $207,904.55
                                                                                                                   -----------------

        Outstanding Monthly Advances - immediately following the Distribution Date                                      $540,153.33
                                                                                                                   =================

                               Page 4 (1997-B)

VIII. Calculation of Interest and Principal Payments

      A.  Calculation of Principal Distribution Amount

              Payments received allocable to principal                                                               $11,314,789.23
              Aggregate of Principal Balances as of the Accounting Date of all
                Receivables that became Liquidated Receivables
                during the Monthly Period                                                                            $3,941,696.82
              Purchase Amounts - Warranty Receivables allocable to principal                                                  $0.00
              Purchase Amounts - Administrative Receivables allocable to principal                                            $0.00
              Amounts withdrawn from the Pre-Funding Account                                                                  $0.00
              Cram Down Losses                                                                                                $0.00
                                                                                                                   -----------------

              Principal Distribution Amount                                                                          $15,256,486.05
                                                                                                                   =================

      B.  Calculation of Class A-1 Interest Distributable Amount

              Class A-1 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-1 Noteholders on such Distribution Date)                          $0.00

              Multiplied by the Class A-1 Interest Rate                                                    5.743%

              Multiplied by actual days in the period or in the case of the first
                Distribution Date, by 26/360                                                          0.08611111              $0.00
                                                                                              -------------------

              Plus any unpaid Class A-1 Interest Carryover Shortfall                                                          $0.00
                                                                                                                   -----------------

              Class A-1 Interest Distributable Amount                                                                         $0.00
                                                                                                                   =================

      C.  Calculation of Class A-2 Interest Distributable Amount

              Class A-2 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-2 Noteholders on such Distribution Date)                          $0.00

              Multiplied by the Class A-2 Interest Rate                                                    6.100%

              Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360            0.08333333              $0.00
                                                                                              -------------------

              Plus any unpaid Class A-2 Interest Carryover Shortfall                                                          $0.00
                                                                                                                   -----------------

              Class A-2 Interest Distributable Amount                                                                         $0.00
                                                                                                                   =================

      D.  Calculation of Class A-3 Interest Distributable Amount

              Class A-3 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-3 Noteholders on such Distribution Date)                $117,558,738.08

              Multiplied by the Class A-3 Interest Rate                                                    6.300%

              Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360            0.08333333        $617,183.37
                                                                                              -------------------

              Plus any unpaid Class A-3 Interest Carryover Shortfall                                                          $0.00
                                                                                                                   -----------------

              Class A-3 Interest Distributable Amount                                                                   $617,183.37
                                                                                                                   =================

      E.  Calculation of Class A-4 Interest Distributable Amount

              Class A-4 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-4 Noteholders on such Distribution Date)                $150,000,000.00

              Multiplied by the Class A-4 Interest Rate                                                    6.500%

              Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360            0.08333333        $812,500.00
                                                                                              -------------------

              Plus any unpaid Class A-4 Interest Carryover Shortfall                                                          $0.00
                                                                                                                   -----------------

              Class A-4 Interest Distributable Amount                                                                   $812,500.00
                                                                                                                   =================

                               Page 5 (1997-B)

     F.  Calculation of Class A-5 Interest Distributable Amount

             Class A-5 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-5 Noteholders on such Distribution Date)                $163,000,000.00

             Multiplied by the Class A-5 Interest Rate                                                    6.700%

             Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360            0.08333333         $910,083.33
                                                                                             -------------------

             Plus any unpaid Class A-5 Interest Carryover Shortfall                                                           $0.00
                                                                                                                   ----------------

             Class A-5 Interest Distributable Amount                                                                    $910,083.33
                                                                                                                   ================


     G.  Calculation of Noteholders' Interest Distributable Amount

             Class A-1 Interest Distributable Amount                                                      $0.00
             Class A-2 Interest Distributable Amount                                                      $0.00
             Class A-3 Interest Distributable Amount                                                $617,183.37
             Class A-4 Interest Distributable Amount                                                $812,500.00
             Class A-5 Interest Distributable Amount                                                $910,083.33

             Noteholders' Interest Distributable Amount                                                               $2,339,766.71
                                                                                                                   ================

     H.  Calculation of Noteholders' Principal Distributable Amount:

             Noteholders' Monthly Principal Distributable Amount:

             Principal Distribution Amount                                                       $15,256,486.05

             Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the
              Principal Distribution Amount, the initial principal balance of the Class
              A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the
              preceding Distribution Date minus that portion of the Principal
              Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the
              Class A-2 Notes on the Determination Date over the Aggregate Principal
              Balance (plus any funds remaining on deposit in the Pre-Funding Account) as
              of the Accounting Date for the preceding Distribution Date)                                100.00%     $15,256,486.05
                                                                                             -------------------


             Unpaid Noteholders' Principal Carryover Shortfall                                                                $0.00
                                                                                                                   ----------------

             Noteholders' Principal Distributable Amount                                                             $15,256,486.05
                                                                                                                   ================

     I.  Application of Noteholders' Principal Distribution Amount:

             Amount of Noteholders' Principal Distributable Amount payable to
             Class A-1 Notes (equal to entire Noteholders' Principal
             Distributable Amount until the principal balance of the Class A-1
             Notes is reduced to zero)                                                                                        $0.00
                                                                                                                   ================

             Amount of Noteholders' Principal Distributable Amount payable to
             Class A-2 Notes (no portion of the Noteholders' Principal
             Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
             thereafter, equal to the entire Noteholders' Principal Distributable Amount)                            $15,256,486.05
                                                                                                                   ================


                               Page 6 (1997-B)

     IX.      Pre-Funding Account

              A.  Withdrawals from Pre-Funding Account:

              Amount on deposit in the Pre-Funding Account as of the preceding
                 Distribution Date or, in the case of the first Distribution
                 Date, as of the Closing Date                                                                                  $0.00
                                                                                                                  ------------------
                                                                                                                               $0.00
                                                                                                                  ==================

              Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
                 Subsequent Transfer Date (an amount equal to (a) $0 (the
                 aggregate Principal Balance of Subsequent Receivables
                 transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after
                 giving effect to transfer of Subsequent Receivables over (ii) $0))                                            $0.00

              Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the August 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
                 Pre-Funding Account has been reduced to $100,000 or less as of
                 the Distribution Date (see B below)                                                                           $0.00
                                                                                                                     ---------------

              Amount remaining on deposit in the Pre-Funding Account after
                 Distribution Date                                                                          $0.00
                                                                                              -------------------
                                                                                                                               $0.00
                                                                                                                     ===============


              B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

              Amount withdrawn from the Pre-Funding Account as a result of the
                 Pre-Funded Amount not being reduced to zero on the Distribution
                 Date on or immediately preceding the end of the Funding Period
                 (August 1997 Distribution Date) or the Pre-Funded Amount being
                 reduced to $100,000 or less on any Distribution Date                                                          $0.00

              Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders'
                 pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
                 Amount as of the Distribution Date)                                                                           $0.00

              Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders'
                 pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
                 Amount as of the Distribution Date)                                                                           $0.00

              Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders'
                 pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
                 Amount as of the Distribution Date)                                                                           $0.00

              Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders'
                 pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
                 Amount as of the Distribution Date)                                                                           $0.00

              Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders'
                 pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
                 Amount as of the Distribution Date)                                                                           $0.00

              C.  Prepayment Premiums:

              Class A-1 Prepayment Premium                                                                                     $0.00
              Class A-2 Prepayment Premium                                                                                     $0.00
              Class A-3 Prepayment Premium                                                                                     $0.00
              Class A-4 Prepayment Premium                                                                                     $0.00
              Class A-5 Prepayment Premium                                                                                     $0.00


                               Page 7 (1997-B)

     X.       Reserve Account

              Requisite Reserve Amount:

              Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
                Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                    Product of (x) 6.31% (weighted average interest of Class A-1
                    Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate,
                    Class A-4 Interest Rate, Class A-5 Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and A-5 principal balance)
                    divided by 360, (y) $0 (the Pre-Funded Amount on such
                    Distribution Date) and (z) 0 (the number of days until the August
                    1997 Distribution Date))                                                                                  $0.00

                    Less the product of (x) 2.5% divided by 360, (y) $0 (the
                    Pre-Funded Amount on such Distribution Date) and (z) 0 (the
                    number of days until the August 1997 Distribution Date)                                                   $0.00
                                                                                                                   ----------------

              Requisite Reserve Amount                                                                                        $0.00
                                                                                                                   ================

              Amount on deposit in the Reserve Account (other than the Class A-1
                 Holdback Subaccount) as of the preceding Distribution Date or,
                 in the case of the first Distribution Date, as of the Closing Date                                           $0.00

              Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class
                 A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts
                 withdrawn from the Pre-Funding Account in respect of transfers
                 of Subsequent Receivables)                                                                                   $0.00

              Less: the excess, if any, of the amount on deposit in the Reserve
                 Account (other than the Class A-1 Holdback Subaccount) over the
                 Requisite Reserve Amount (and amount withdrawn from the Reserve
                 Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the
                 Indenture Trustee from amounts withdrawn from the Pre-Funding
                 Account in respect of transfers of Subsequent Receivables)                                                   $0.00

              Less: withdrawals from the Reserve Account (other than the Class A-1
                 Holdback Subaccount) to cover the excess, if any, of total
                 amount payable over Available Funds (see IV above)                                                           $0.00
                                                                                                                   ----------------

              Amount remaining on deposit in the Reserve Account (other than the
                 Class A-1 Holdback Subaccount) after the Distribution Date                                                   $0.00
                                                                                                                   ================

     XI.      Class A-1 Holdback Subaccount:

              Class A-1 Holdback Amount:

              Class A-1 Holdback Amount as of preceding Distribution Date or the
                 Closing Date, as applicable,                                                                                 $0.00

              Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool
                 Balance set forth in the Sale and Servicing Agreement) is
                 greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution
                 Date or on a Subsequent Transfer Date preceding the
                 Distribution Date))                                                                                          $0.00

              Less withdrawal, if any, of amount from the Class A-1 Holdback
                 Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                            $0.00

              Less withdrawal, if any, of amount remaining in the Class A-1
                 Holdback Subaccount on the Class A-1 Final Scheduled Maturity
                 Date after giving effect to any payment out of the Class A-1
                 Holdback Subaccount to cover a Class A-1 Maturity Shortfall
                 (amount of withdrawal to be released by the Indenture Trustee)                                               $0.00
                                                                                                                   ----------------
              Class A-1 Holdback Subaccount immediately following the Distribution Date                                       $0.00
                                                                                                                   ================

                               Page 8 (1997-B)

    XII.      Calculation of Servicing Fees

              Aggregate Principal Balance as of the first day of the
                 Monthly Period                                                 $430,558,738.08
              Multiplied by Basic Servicing Fee Rate                                       1.00%
              Divided by Months per year                                              0.0833333
                                                                             -------------------

              Basic Servicing Fee                                                                    $358,798.95

              Less: Backup Servicer Fees (annual rate of 1 bp)                                             $0.00

              Supplemental Servicing Fees                                                                  $0.00
                                                                                                  --------------

              Total of Basic Servicing Fees and Supplemental Servicing Fees                                            $358,798.95
                                                                                                                   ===============

    XIII.     Information for Preparation of Statements to Noteholders

                   a. Aggregate principal balance of the Notes as of first day of Monthly Period
                                          Class A-1 Notes                                                                    $0.00
                                          Class A-2 Notes                                                                    $0.00
                                          Class A-3 Notes                                                          $117,558,738.08
                                          Class A-4 Notes                                                          $150,000,000.00
                                          Class A-5 Notes                                                          $163,000,000.00

                   b. Amount distributed to Noteholders allocable to principal
                                          Class A-1 Notes                                                                    $0.00
                                          Class A-2 Notes                                                                    $0.00
                                          Class A-3 Notes                                                           $15,256,486.05
                                          Class A-4 Notes                                                                    $0.00
                                          Class A-5 Notes                                                                    $0.00

                   c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                          Class A-1 Notes                                                                    $0.00
                                          Class A-2 Notes                                                                    $0.00
                                          Class A-3 Notes                                                          $102,302,252.03
                                          Class A-4 Notes                                                          $150,000,000.00
                                          Class A-5 Notes                                                          $163,000,000.00

                   d. Interest distributed to Noteholders
                                          Class A-1 Notes                                                                    $0.00
                                          Class A-2 Notes                                                                    $0.00
                                          Class A-3 Notes                                                              $617,183.37
                                          Class A-4 Notes                                                              $812,500.00
                                          Class A-5 Notes                                                              $910,083.33

                   e. 1. Class A-1 Interest Carryover Shortfall, if any
                         (and change in amount from preceding statement)                                                     $0.00
                      2. Class A-2 Interest Carryover Shortfall, if any
                         (and change in amount from preceding statement)                                                     $0.00
                      3. Class A-3 Interest Carryover Shortfall, if any
                         (and change in amount from preceding statement)                                                     $0.00
                      4. Class A-4 Interest Carryover Shortfall, if any
                         (and change in amount from preceding statement)                                                     $0.00
                      5. Class A-5 Interest Carryover Shortfall, if any
                         (and change in amount from preceding statement)                                                     $0.00

                   f. Amount distributed payable out of amounts withdrawn from or pursuant to:
                      1. Reserve Account                                                                  $0.00
                      2. Class A-1 Holdback Subaccount                                                    $0.00
                      3. Claim on the Note Policy                                                         $0.00

                   g. Remaining Pre-Funded Amount                                                                            $0.00

                   h. Remaining Reserve Amount                                                                               $0.00

                   i. Amount on deposit on Class A-1 Holdback Subaccount                                                     $0.00

                   j. Prepayment amounts
                         Class A-1 Prepayment Amount                                                                         $0.00
                         Class A-2 Prepayment Amount                                                                         $0.00
                         Class A-3 Prepayment Amount                                                                         $0.00
                         Class A-4 Prepayment Amount                                                                         $0.00
                         Class A-5 Prepayment Amount                                                                         $0.00

                   k. Prepayment Premiums
                         Class A-1 Prepayment Premium                                                                        $0.00
                         Class A-2 Prepayment Premium                                                                        $0.00
                         Class A-3 Prepayment Premium                                                                        $0.00
                         Class A-4 Prepayment Premium                                                                        $0.00
                         Class A-5 Prepayment Premium                                                                        $0.00

                   l. Total of Basic Servicing Fee, Supplemental Servicing Fees and
                        other fees, if any, paid by the Trustee on behalf of the Trust                                 $358,798.95

                   m. Note Pool Factors (after giving effect to distributions on the
                         Distribution Date)
                         Class A-1 Notes                                                                                0.00000000
                         Class A-2 Notes                                                                                0.00000000
                         Class A-3 Notes                                                                                0.60177795
                         Class A-4 Notes                                                                                1.00000000
                         Class A-5 Notes                                                                                1.00000000


                               Page 9 (1997-B)

    XVI.      Pool Balance and Aggregate Principal Balance

                           Original Pool Balance at beginning of Monthly Period                                    $774,999,996.59
                           Subsequent Receivables                                                                            $0.00
                                                                                                                -------------------
                           Original Pool Balance at end of Monthly Period                                          $774,999,996.59
                                                                                                                ===================

                           Aggregate Principal Balance as of preceding Accounting Date                              430,558,738.08
                           Aggregate Principal Balance as of current Accounting Date                               $415,302,252.03




              Monthly Period Liquidated Receivables                                     Monthly Period Administrative Receivables

                                         Loan #               Amount                                 Loan #                Amount
                                         ------               ------                                 ------                ------
                           see attached listing             3,941,696.82               see attached listing                     -
                                                                   $0.00                                                    $0.00
                                                                   $0.00                                                    $0.00
                                                          ---------------                                                  -------
                                                           $3,941,696.82                                                    $0.00
                                                          ===============                                                  =======

   XVIII.     Delinquency Ratio

              Sum of Principal Balances (as of the Accounting Date) of all
                Receivables delinquent more than 30 days with respect to all or
                any portion of a Scheduled Payment as of the Accounting Date                     26,053,892.87

              Aggregate Principal Balance as of the Accounting Date                            $415,302,252.03
                                                                                           --------------------

              Delinquency Ratio                                                                                        6.27347739%
                                                                                                                     ==============

         IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA FINANCIAL LTD.

                                       By:
                                          -------------------------------------
                                       Name: Scott R. Fjellman
                                             ----------------------------------
                                       Title: Vice President/Securitization
                                              ---------------------------------


                               Page 10 (1997-B)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING FEBRUARY 28, 1999

I.       ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                $775,000,000.00

                      AGE OF POOL (IN MONTHS)                                         21

II.      Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
           Receivables delinquent more than 30 days with respect to all or
           any portion of a Scheduled Payment as of the Accounting Date                       $26,053,892.87

         Aggregate Principal Balance as of the Accounting Date                               $415,302,252.03
                                                                                          -------------------

         Delinquency Ratio                                                                                             6.27347739%
                                                                                                                  =================

II.      Average Delinquency Ratio

         Delinquency ratio - current Determination Date                                           6.27347739%

         Delinquency ratio - preceding Determination Date                                         7.11713137%

         Delinquency ratio - second preceding Determination Date                                  7.06600956%
                                                                                          -------------------


         Average Delinquency Ratio                                                                                     6.81887277%
                                                                                                                  =================


IV.      Default Rate

         Cumulative balance of defaults as of the preceding Accounting Date                                         $79,787,159.01

                 Add:    Sum of Principal Balances (as of the Accounting
                         Date) of Receivables that became Liquidated
                         Receivables during the Monthly Period or that
                         became Purchased Receivables during Monthly Period
                         (if delinquent more than 30 days with respect to
                         any portion of a Scheduled Payment at time of purchase)                                     $3,941,696.82
                                                                                                                  -----------------

         Cumulative balance of defaults as of the current Accounting Date                                           $83,728,855.83

                         Sum of Principal Balances (as of the Accounting Date)
                         of 90+ day delinquencies                                               7,042,255.89

                         Percentage of 90+ day delinquencies applied to defaults                      100.00%        $7,042,255.89
                                                                                          -------------------     -----------------

         Cumulative balance of defaults and 90+ day delinquencies as of
           the current Accounting Date                                                                              $90,771,111.72
                                                                                                                  =================

V.       Cumulative Default Rate as a % of Original Principal Balance

         Cumulative Default Rate - current Determination Date                                     11.7124015%

         Cumulative Default Rate - preceding Determination Date                                   11.2179106%

         Cumulative Default Rate - second preceding Determination Date                            10.6600162%


                               Page 1 (1997-B)

     VI.      Net Loss Rate

              Cumulative net losses as of the preceding Accounting Date                                             $37,460,578.88

              Add:        Aggregate of Principal Balances as of the
                              Accounting Date (plus accrued and unpaid interest
                              thereon to the end of the Monthly Period) of all
                              Receivables that became Liquidated Receivables or
                              that became Purchased Receivables and that were
                              delinquent more than 30 days with respect to any
                              portion of a Scheduled Payment as of the
                              Accounting Date                                                    $3,941,696.82
                                                                                            -------------------

                           Liquidation Proceeds received by the Trust                           ($2,262,004.81)      $1,679,692.01
                                                                                            -------------------   -----------------

              Cumulative net losses as of the current Accounting Date                                               $39,140,270.89

                           Sum of Principal Balances (as of the Accounting Date)
                              of 90+ day delinquencies                                           $7,042,255.89

                              Percentage of 90+ day delinquencies applied to losses                      40.00%      $2,816,902.36
                                                                                            -------------------   -----------------

              Cumulative net losses and 90+ day delinquencies as of the current
                Accounting Date                                                                                     $41,957,173.25
                                                                                                                  =================
    VII.      Cumulative Net Loss Rate as a % of Original Principal Balance

              Cumulative Net Loss Rate - current Determination Date                                                     5.4138288%

              Cumulative Net Loss Rate - preceding Determination Date                                                   5.2027404%

              Cumulative Net Loss Rate - second preceding Determination Date                                            4.9019036%


    VIII.     Classic/Premier Loan Detail
                                                                            Classic             Premier               Total
                                                                            -------             -------               -----
              Aggregate Loan Balance, Beginning                           231,821,078.50      $198,737,659.58     $430,558,738.08
                Subsequent deliveries of Receivables                                0.00                 0.00                0.00
                Prepayments                                                (1,801,434.30)       (2,235,334.47)      (4,036,768.77)
                Normal loan payments                                       (3,692,296.84)       (3,585,723.62)      (7,278,020.46)
                Defaulted Receivables                                      (2,603,126.47)       (1,338,570.35)      (3,941,696.82)
                Administrative and Warranty Receivables                             0.00                 0.00                0.00
                                                                        -----------------   ------------------   -----------------
              Aggregate Loan Balance, Ending                             $223,724,220.89      $191,578,031.14     $415,302,252.03
                                                                        =================   ==================   =================

              Delinquencies                                                17,007,938.83         9,045,954.04      $26,053,892.87
              Recoveries                                                   $1,430,306.42          $831,698.39       $2,262,004.81
              Net Losses                                                    1,172,820.05           506,871.96       $1,679,692.01


    VIII.     Other  Information  Provided  to  FSA

              A. Credit Enhancement Fee information:

                 Aggregate Principal Balance as of the Accounting Date                       $415,302,252.03
                 Multiplied by:  Credit Enhancement Fee  (25 bp's) * (30/360)                        0.0208%
                                                                                            ----------------
                    Amount due for current period                                                                       $86,521.30
                                                                                                                  =================

              B. Dollar amount of loans that prepaid during the Monthly Period                                       $4,036,768.77
                                                                                                                  =================

                 Percentage of loans that prepaid during the Monthly Period                                            0.97200744%
                                                                                                                  =================


                               Page 2 (1997-B)

     IX.      Spread Account Information                                                                $                    %

              Beginning Balance                                                                  $22,139,111.67         5.33084315%

              Deposit to the Spread Account                                                         $820,925.15         0.19766932%
              Spread Account Additional Deposit                                                           $0.00         0.00000000%
              Withdrawal from the Spread Account                                                     ($1,319.84)       -0.00031780%
              Disbursements of Excess                                                            ($1,960,545.30)       -0.47207673%
              Interest earnings on Spread Account                                                    $72,985.96         0.01757418%
                                                                                             -------------------   ----------------

              Sub-Total                                                                          $21,071,157.64         5.07369212%
              Spread Account Recourse Reduction Amount                                            $8,000,000.00         1.92630788%
                                                                                             -------------------   ----------------
              Ending Balance                                                                     $29,071,157.64         7.00000000%
                                                                                             ===================   ================
              Specified Balance pursuant to Section 3.03 of the
                   Spread Account Agreement among Olympic Financial Ltd.,
                   Arcadia Receivables Finance Corp., Financial Security
                   Assurance Inc. and Norwest Bank Minnesota, National Association               $29,071,157.64         7.00000000%
                                                                                             ===================   ================

      X.      Trigger Events

              Cumulative Loss and Default Triggers as of June 1, 1997

                                          Loss                    Default           Loss Event        Default Event
                 Month                 Performance              Performance         of Default          of Default
              ---------------------------------------------------------------------------------------------------------
                    3                     0.86%                     2.08%             1.08%                2.60%
                    6                     1.72%                     4.15%             2.15%                5.19%
                    9                     2.49%                     6.01%             3.11%                7.52%
                   12                     3.18%                     7.68%             3.97%                9.60%
                   15                     4.09%                     9.89%             5.12%               12.36%
                   18                     4.92%                    11.90%             6.16%               14.88%
                   21                     5.65%                    13.66%             7.06%               17.07%
                   24                     6.28%                    15.18%             7.85%               18.97%
                   27                     6.61%                    15.98%             8.26%               19.97%
                   30                     6.88%                    16.62%             8.60%               20.77%
                   33                     7.11%                    17.18%             8.89%               21.47%
                   36                     7.31%                    17.66%             9.14%               22.08%
                   39                     7.40%                    17.89%             9.26%               22.37%
                   42                     7.48%                    18.07%             9.35%               22.59%
                   45                     7.54%                    18.23%             9.43%               22.78%
                   48                     7.59%                    18.36%             9.50%               22.94%
                   51                     7.64%                    18.46%             9.55%               23.07%
                   54                     7.67%                    18.54%             9.59%               23.18%
                   57                     7.70%                    18.61%             9.63%               23.26%
                   60                     7.72%                    18.66%             9.65%               23.32%
                   63                     7.73%                    18.69%             9.67%               23.36%
                   66                     7.74%                    18.71%             9.68%               23.39%
                   69                     7.75%                    18.72%             9.69%               23.40%
                   72                     7.75%                    18.73%             9.69%               23.41%
              ---------------------------------------------------------------------------------------------------------


              Average Delinquency Ratio equal to or greater than 7.44%                              Yes________        No___x_____

              Cumulative Default Rate (see above table)                                             Yes________        No___x_____

              Cumulative Net Loss Rate (see above table)                                            Yes________        No___x_____

              Trigger Event that occurred as of a prior Determination Date
                 is Deemed Cured as of current Determination Date                                   Yes________        No___x_____

     XI.      Insurance Agreement Events of Default

              To the knowledge of the Servicer, an Insurance Agreement
                 Event of Default has occurred                                                      Yes________        No___x_____

              To the knowledge of the Servicer, a Capture Event has occurred and be continuing      Yes________        No___x_____

              To the knowledge of the Servicer, a prior Capture Event has been cured by
                 a permanent waiver                                                                 Yes________        No___x_____

         IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                    ARCADIA FINANCIAL LTD.

                                    By:
                                       ----------------------------------------

                                    Name: Scott R. Fjellman
                                          -------------------------------------
                                    Title: Vice President/Securitization
                                           ------------------------------------



                               Page 3 (1997-B)